Supplement Dated April 2, 2007
to
Prospectus Dated May 1, 2004
for
Zurich Archway Annuity
Issued by
KILICO Variable Annuity Separate Account
and
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective April 30, 2007 (the “Liquidation Date”), the Dreyfus VIF Small Company Stock Portfolio will be terminated and liquidated. In conjunction with the Portfolio’s termination, the Dreyfus Small Company Stock Subaccount will be terminated as of the Liquidation Date. As of the Liquidation Date, the Dreyfus VIF Small Company Stock Subaccount will no longer be available as an investment option in your Contract.

Contract owners with amounts currently allocated to the Dreyfus VIF Small Company Stock Subaccount will have those allocations automatically transferred to the DWS Money Market Subaccount on the Liquidation Date unless we have received other allocation instructions. If you wish to instruct us to transfer your allocation in the Dreyfus VIF Small Company Stock Subaccount to any other investment options available in the Contract, you may provide instructions to us via telephone at 1-888-477-9700.

Transfers of amounts from the Dreyfus VIF Small Company Stock Subaccount into any other available investment option may be made without imposition of any fee, charge, or other penalty.